UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
November 14, 2007

Cadence Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33103	41-2142317

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
12481 High Bluff Drive, Suite 200
San Diego, California 92130
(Address of principal executive offices, including zip code)
(858) 436-1400
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     On November 14, 2007, Cadence Pharmaceuticals, Inc. issued a press release and on November 15, 2007 is holding a conference call announcing its financial results for the three and nine months ended September 30, 2007. A copy of this press release is attached as Exhibit 99.1 to this Form 8-K.
     In accordance with General Instruction B.2. of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Cadence Pharmaceuticals, Inc. dated November 14, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CADENCE PHARMACEUTICALS, INC.
	By:	/s/ William R. LaRue
William R. LaRue
Senior Vice President, Chief Financial Officer,
Treasurer and Assistant Secretary
Date: November 14, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Cadence Pharmaceuticals, Inc. dated November 14, 2007